EXHIBIT (j)(2)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Experts" and to the use of our report dated February 7, 2003, which is incorporated by reference, in this Registration Statement (Form N-1A 333-21821) of TIAA-CREF Mutual Funds.



                                         /s/ Ernst & Young LLP
                                         -------------------------
                                             ERNST & YOUNG LLP

New York, New York
April 28, 2003






                                       8